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PART III (Continued)


     Exhibit 10.32         Consulting Agreement with Redstone Securities


                   FINANCIAL ADVISORY AND CONSULTING AGREEMENT

         This Financial Advisory and Consulting Agreement (the "Agreement") effective as of the 23rd day of November, 1999 (the "Effective Date") by and between Kyzen Corporation ("Kyzen"), whose principal business address is 430 Harding Industrial Drive, Nashville, Tennessee 37211 and Redstone Securities, Inc. ("Redstone"), whose principal business address is 101 Fairchild Avenue, Plainview, New York 11803-1788.

         WHEREAS, Redstone is a member of the National Association of Securities Dealers, Inc. ("NASD") and engages in a general securities business, which includes providing financial advisory and consulting services; and

         WHEREAS, Kyzen desires to retain Redstone to provide certain financial advisory and consulting services;

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the parties hereto, agree as follows:

         1. Financial Advisory and Consulting Services. Redstone agrees to provide Kyzen with financial advisory and consulting services to assist Kyzen in raising capital and enhancing shareholder value in the capital stock of Kyzen, and to assist with other projects as directed by Kyzen (the "Services"), from time to time. The Services shall be provided on a timely basis and without unreasonable delay. The scope of the Services includes, but is not limited to
(a) assisting in locating appropriate financing services, including but not limited to institutional buyers, individual investors or financial institutions to provide equity and/or debt financing, (b) assisting in the preparation of description of Kyzen and its business, operations, properties, financial condition and prospects, (c) undertaking the study and analysis of the business, operations, financial condition and prospects of Kyzen, (d) reviewing Kyzen's financial plans and analyzing Kyzen's business alternatives in light of Kyzen's strategic plans, (e) updating and maintaining its knowledge of Kyzen's business, operations, financial condition and prospects during the term of this Agreement, and (f) being available to meet with Kyzen's Board of Directors (in person or by telephone) to discuss strategic alternatives and their financial implications.

                  Redstone will utilize its best efforts in providing the Services to Kyzen. Redstone, however, gives no warranty, expressed or implied, as to the success of Kyzen's business, nor can it guaranty the results of any Services provided. It is expressly understood that Redstone, in performing its obligations under this Agreement, will rely primarily upon publicly available information and certain financial and other information provided by Kyzen and it will not undertake any independent audit or confirmation of the accuracy or completeness of such information.

         2. Term; Survival. The term of this Agreement shall be one year from the Effective Date, and thereafter will continue on a month-to-month basis with each party retaining the right to terminate the Agreement at any time upon thirty calendar days prior written notice to the other party. Any provision of this Agreement related to confidentiality or indemnification, or which by its terms provides for survival, shall survive any termination hereof.

         3. Confidentiality. Redstone acknowledges that the Services contemplated by this Agreement will involve the exchange, use and development of confidential information of Kyzen and agrees that it will not use or disclose and will not permit its affiliates or officers, directors, shareholders, partners or principals to use or disclose any confidential information relating to Kyzen. Should disclosure of any such confidential information to a third party be required to carry out the Services or by law, Redstone must request prior written approval from Kyzen to disclose such information to the third party; provided, however, that the foregoing restrictions will not apply to such information that is or becomes generally available to the public other than as a result of disclosure in violation of this Agreement. Any such disclosure to a third party must be preceded by a signed non-disclosure agreement with that third party. Further, any disclosure of such confidential information shall be made in compliance with all applicable federal and state securities laws.


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PART III (Continued)

         Upon expiration or termination of this Agreement, Redstone will promptly return to Kyzen all confidential information in the form of materials, documents, and data, whether in written or graphic form, which was supplied by Kyzen in connection with this Agreement.

         4. Compensation. As compensation for the Services provided hereunder, Kyzen shall grant Redstone options to purchase Kyzen Corporation Common Stock, par value $0.01 per share (the "Common Stock"), in accordance with the terms and conditions set forth in the Stock Option Grant attached hereto as EXHIBIT A.

         5. Relationship of the Parties. Redstone, in its performance of the Services pursuant to this Agreement is acting as an independent contractor and not as a partner, affiliate, co-joint venturer or agent with or of Kyzen. Redstone shall have no authority to bind Kyzen to arrangements, agreements, contracts or expenses of any kind.

         6.       Indemnification.

                  a. Kyzen. Kyzen shall indemnify, hold harmless and defend Redstone and its representatives, affiliates, directors, officers, agents and employees, and their respective successors and assigns and each other person controlled (within the meaning of the Securities Act of 1933, as amended (the "1933 Act")) by Redstone ("Redstone indemnified parties") to the fullest extent permitted by law, from and against any losses, claims, damages, demands, expenses, liabilities or actions, including shareholder actions in respect thereof, in connection with claims relating to or arising out of Redstone's performance of the terms of this Agreement, to the extent that such claims concern directly or indirectly inaccurate, incomplete or misleading information provided by Kyzen and relied upon by Redstone in the performance of its Services pursuant to this Agreement, and will reimburse any Redstone indemnified party for expenses (including reasonable attorneys' and accountants' fees and expenses of one law firm and one accounting firm for all Redstone indemnified parties, in the absence of a conflict of interest) as they are incurred by any Redstone indemnified party in connection with investigating, preparing, defending or settling any such action or claim. Nothing herein shall be construed to require Kyzen to indemnify Redstone for liabilities related to any action by Redstone that resulted in a violation by Redstone of applicable federal or state securities laws, rules or regulations or the rules or any applicable self-regulatory organization. Notwithstanding the foregoing, Kyzen will not be responsible for any claims, liabilities, losses, damages or expenses which are finally judicially determined to have resulted from the willful misconduct or gross negligence of a Redstone indemnified party.

                  b. Redstone. Redstone shall indemnify, hold harmless and defend Kyzen and its representatives, affiliates, directors, officers, agents and employees, and their respective successors and assigns and each other person controlled (within the meaning of the 1933 Act) by Kyzen ("Kyzen indemnified parties") to the fullest extent permitted by law, from and against any losses, claims, damages, demands, expenses, liabilities or actions, including shareholder actions in respect thereof, in connection with claims relating to or arising out of any violation by Redstone of applicable federal or state securities laws, rules or regulations or the rules of any applicable self-regulatory organization or Redstone's performance of the terms of this Agreement, and will reimburse any indemnified party for expenses (including reasonable attorneys' and accountants' fees and expenses of one law firm and one accounting firm for all Kyzen indemnified parties, in the absence of a conflict of interest) as they are incurred by any Kyzen indemnified party in connection with investigating, preparing, defending or settling any such action or claim.

                  c. Indemnification Procedure. Any indemnified party must give the indemnifying parties: (i) written notice within a reasonable time after the indemnified party is served with legal process in an action asserting such claims, provided that the failure or delay to notify the indemnifying parties shall not relieve them from any liability they may have to the indemnified parties hereunder so long as the failure or delay shall not have prejudiced the defense of such claim; (ii) reasonable assistance in defending the claim; and (iii) sole authority to defend or settle the claim. In the event that the indemnifying parties elect not to defend any such claim, the indemnified party shall have the option, but not the duty, to reasonably settle or defend the claim at its cost and the indemnifying parties shall indemnify the indemnified parties for such


                                       2
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KYZEN CORPORATION
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PART III (Continued)

         settlement or any damages finally awarded attributable to such claim, reasonable costs and expenses (including attorneys' and accountants' fees) and interest on such recoverable funds advanced.

         7.       Representations, Warranties and Covenants.

                  (a)      Redstone.

                           (i)      This Agreement and the transactions
                  contemplated herein will not (A) conflict with or result in a breach of Redstone's organizational documents, (B) violate any applicable statute, law, rule, regulation, decision or order of any court or governmental agency, or (C) conflict with or result in a breach of any undertaking, agreement or contract to which Redstone is a party or by which it is otherwise bound, which, in the case of (A), (B) or (C) would materially limit or have a material adverse effect on its ability to perform its duties under this Agreement;

                           (ii) As of the Effective Date Redstone is, and at all times during the term of this Agreement will be, a company duly organized and validly existing under the laws of the jurisdiction of its formation and it has full capacity and authority to enter into this Agreement, to conduct its business and to perform its obligations under this Agreement;

                           (iii) This Agreement has been duly and validly authorized, executed and delivered by Redstone and is a valid, binding and enforceable obligation of Redstone, except as such enforceability is limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                           (iv) There is no pending, or to the best of Redstone's knowledge, threatened action, investigation, suit or proceeding, before or by any court, governmental, administrative or self-regulatory body or arbitration panel to which it or any of its principals, shareholders, directors, officers or employees is a party, or to which any of its assets is subject which might be reasonably expected to result in any material adverse change in its condition (financial or otherwise), business or prospects or might be reasonably expected to have a material adverse effect on any of its material assets or which reasonably might be expected to materially impair its ability to discharge its obligations to Kyzen;

                           (v) Redstone's business operations and any Services provided pursuant to this Agreement have been tested as part of an internal Year 2000 compliance plan and it does not believe that an interruption of the Services will occur as a result of the Year 2000; provided, however, that it cannot assure that third parties on which it relies will not have an interruption of services as a result of the Year 2000;

                           (vi) Redstone is properly registered, licensed and/or qualified to act under all applicable United States federal and state securities statutes and regulations in order for it to perform its duties under this Agreement;

                           (vii) Any communications used by Redstone in connection with this Agreement and the actions contemplated thereby will not contain any untrue statement of material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, not misleading.

                           (viii) Redstone is and will remain for the term of this Agreement, a member in good standing of the NASD and is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and in any state in which it is required to be licensed or registered; and

                           (ix) Redstone will comply with all federal and state securities laws, the rules and regulations of the Securities and Exchange Commission (the "SEC") and applicable state



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KYZEN CORPORATION
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PART III (Continued)

                  regulatory agencies, and the Constitution and Bylaws and Rules of Conduct of the NASD applicable to it in connection with this Agreement and the Services it is to provide hereunder.

                  The representations, warranties and covenants contained herein shall continue during the term of this Agreement and Redstone will promptly notify Kyzen if any event has occurred which would make any of the foregoing untrue or could have a material adverse effect on its operations.

         (b)      Kyzen:

                  (i) This Agreement and the transactions contemplated herein will not (A) conflict with or result in a breach of Kyzen's organizational documents, (B) violate any applicable statute, law, rule, regulation, decision or order of any court or governmental agency, or (C) conflict with or result in a breach of any undertaking, agreement or contract to which Kyzen is a party or by which it is otherwise bound, which, in the case of (A), (B) or (C) would materially limit or have a material adverse effect on its ability to perform its duties under this Agreement;

                  (ii) As of the Effective Date Kyzen is, and at all times during the term of this Agreement will be, a company duly organized and validly existing under the laws of the jurisdiction of its formation and it has full capacity and authority to enter into this Agreement, to conduct its business and to perform its obligations under this Agreement;

                  (iii) This Agreement has been duly and validly authorized, executed and delivered by Kyzen and is a valid, binding and enforceable obligation of Kyzen, except as such enforceability is limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                  (iv) There is no pending, or to the best of Kyzen's knowledge, threatened action, investigation, suit or proceeding, before or by any court, governmental, administrative or self-regulatory body or arbitration panel to which it or any of its principals, shareholders, directors, officers or employees is a party, or to which any of its assets is subject which might be reasonably expected to result in any material adverse change in its condition (financial or otherwise), business or prospects or might be reasonably expected to have a material adverse effect on any of its material assets or which reasonably might be expected to materially impair its ability to discharge its obligations to Redstone; and

                  (v) Kyzen's business operations and any Services provided pursuant to this Agreement have been tested as part of an internal Year 2000 compliance plan and it does not believe that an interruption of the Services will occur as a result of the Year 2000; provided, however, that it cannot assure that third parties on which it relies will not have an interruption of services as a result of the Year 2000.

         8. Governing Law. This Agreement is made and shall be construed under the laws of the state of Tennessee irrespective of conflicts or choice of law principles.

         9. Severability. If and to the extent that any court of competent jurisdiction holds any provision of this Agreement to be invalid or unenforceable, such holding shall in no way affect the validity of the remainder of this Agreement, to the extent that such severed provision does not materially change the understanding of the parties pursuant to this Agreement.

         10. Entire Understanding. This Agreement, including all exhibits hereto, contains the entire agreement of the parties hereto and supersedes all prior agreements, negotiations, and understandings between the parties with regard to the subject matter of this Agreement.

         11. Counterparts. This Agreement may be executed in two or more counterparts, all of which together shall be considered a single instrument. In making proof of this Agreement it shall not be necessary to produce or account for more than one such counterpart executed by the party against whom enforcement of this Agreement is sought.


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PART III (Continued)

         12. Amendments. This Agreement may not be amended or otherwise modified except in writing by both parties hereto.

         13. Assignment. Neither party hereto may assign this Agreement without the prior written consent of the other party. For purposes of this restriction on assignment, the term "Assignment" shall include any direct or indirect transfer of a controlling block of the assigning party's outstanding voting securities by one or more security holders of the assigning party.

         14. Captions. All sections headings are for convenience of reference only, and do not form part of this Agreement and shall not affect the meaning or interpretation of this Agreement.


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KYZEN CORPORATION
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PART III (Continued)

         IN WITNESS HEREOF, this Agreement has been duly executed for, and on behalf of the parties hereto in a manner binding upon them as of the Effective Date written above.

                                      KYZEN CORPORATION



                                      By:  /s/  Kyle J. Doyel
                                           -------------------------------------
                                           Kyle J. Doyel,
                                           President and Chief Executive Officer



                                      REDSTONE SECURITIES, INC.



                                      By:  /s/  Robert A. Shuey, III
                                           -------------------------------------
                                           Robert A. Shuey III,
                                           Managing Director


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PART III (Continued)

      KYZEN CORPORATION                               EXHIBIT A


                               STOCK OPTION GRANT


Optionee:                                   Redstone Securities, Inc.

Address:                                    101 Fairchild Avenue
                                            Plainview, New York 11803-1788

Total Shares Subject to Option:             250,000

DATE OF GRANT:                              NOVEMBER 23, 1999

Type of Stock Option:                       Stock Options



         1. Grant of Option. Kyzen Corporation, a Tennessee corporation (the "Company"), hereby grants to the optionee named above (the "Optionee") an option to purchase a total of up to 250,000 shares, $0.01 par value per share, of the Company's Common Stock (the "Shares") at the exercise price per share set forth in Section 2 below (the "Exercise Price"), subject to all of the terms and conditions of this Stock Option Grant (the "Grant or the Option"). This Option is granted effective as of the Date of Grant set forth above (the "Date of Grant").


         2. Option Grant.: Kyzen hereby grants Redstone the following options:

                  (a) options to purchase 75,000 shares of Common Stock at an exercise price of $0.50 per share, to vest immediately

                  (b) options to purchase 75,000 shares of Common Stock at an exercise price of $1.00 per share, to vest immediately.

                  (c) options to purchase 50,000 shares of Common Stock with an exercise price of $2.00 per share to vest immediately.

                  (d) options to purchase 50,000 shares of Common Stock with an exercise price of $3.00 per share to vest immediately.

         Optionee shall in no event be entitled under this Option to purchase a number shares of the Company's common stock greater than the total number of Shares set forth above.

         3. Restrictions on Exercise. Exercise of this Option is subject to the following limitations:

                  (a) This Option may not be exercised unless such exercise is in compliance with the Securities Act of 1933, as amended (the "1933 Act"), and all applicable state securities laws, as they are in effect on the date of exercise.

                  (b) This Option may not be exercised as to fewer than 100 Shares unless it is exercised as to all Shares as to which this Option is then exercisable.

         4. Termination of Option. This Option shall terminate and vested options will automatically expire on the earlier to occur of one year after vesting dates set forth in Section 2(a)-(d) above or six months after the termination of that certain Financial Advisory and Consulting Agreement, dated as of November 23, 1999 (the "Agreement"). All unvested options shall expire upon termination of the Agreement.


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PART III (Continued)

         5.       Manner of Exercise.

                  (a) This Option may be exercised at any time during the exercise period commencing on the Date of Grant and ending on the termination or expiration date as determined in Section 4 above by delivery to the Company of a written Stock Option Exercise Notice and Agreement in the form attached hereto as Schedule A.

                  (B) THE STOCK OPTION EXERCISE NOTICE AND AGREEMENT SHALL BE ACCOMPANIED BY FULL PAYMENT OF THE EXERCISE PRICE FOR THE SHARES BEING PURCHASED. THE METHOD OF PAYMENT FOR EXERCISE OF THIS OPTION OR ANY PART THEREOF SHALL BE DETERMINED BY THE COMPANY IN ITS SOLE DISCRETION AND MAY CONSIST OF (I) CASH, (II) CHECK, (III) WIRE TRANSFER, (IV) ANY COMBINATION OF THE FOREGOING METHODS OF PAYMENT, OR (V) SUCH OTHER CONSIDERATION AND METHOD OF PAYMENT FOR THE ISSUANCE OF SHARES AS MAY BE PERMITTED UNDER APPLICABLE LAWS AND AGREED TO BY THE COMPANY.

                  (c) Prior to the issuance of the Shares, Optionee must pay or make adequate provisions for any applicable federal or state withholding obligations of the Company therefor.

                  (d) Provided that such notice and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of the Optionee.

         6. Compliance With Laws and Regulations. The issuance and transfer of Shares shall be subject to compliance by the Company and the Optionee with all applicable requirements of federal and state securities laws and regulations and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed or quotation system on which the Company's Common Stock may be quoted at the time of such issuance or transfer. Optionee understands that the Company is under no obligation to register, qualify, list or quote the Shares with the Securities and Exchange Commission, any state securities commission, any stock exchange or quotation system to effect such compliance, except pursuant to the terms of that certain Registration Rights Agreement, dated as of November 23, 1999.

         7. Nontransferability of Option. This Option may not be sold, assigned, pledged, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of this Option shall be binding upon the Optionee's executors, administrators, personal representatives, successors and permitted assigns.

         8. Representations by Optionee. By accepting this Option Grant, Optionee represents and warrants the following to the Company:

                  (i) Optionee has been furnished with such materials and has been given access to such financial and other information relating to the Company as Optionee or Optionee's qualified representatives have requested, and Optionee has been afforded the opportunity to ask questions regarding the Company and the Shares which are the subject hereof as Optionee has found necessary in order to make an informed investment decision;

                  (ii) Optionee hereby acknowledges that it is an "accredited investor" as that term is defined in Regulation D promulgated under the 1933 Act;

                  (iii) Optionee intends to acquire the Common Stock options for its own account for investment purposes only and not with a view toward resale or distribution; and

                  (iv) Optionee acknowledges that it is aware that there are substantial restrictions on the transferability of the Common Stock options because they will not be, and it has no right to require that they be, registered under the 1933 Act or under any state securities laws, in reliance upon exemptions therefrom; such options and the Common Stock reserved for issuance upon exercise thereof may not be, and it agrees that they shall not be, sold


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KYZEN CORPORATION
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PART III (Continued)

                           unless such sale is exempt from such registration under the 1933 Act and applicable state securities laws.

         9. Stock Dividends and Stock Splits. If outstanding shares of the Company's Common Stock shall be subdivided into a greater number of shares thereof, or a dividend of shares of stock shall be paid pursuant thereto, the exercise price in effect immediately prior to such subdivision or at the record date of such dividends shall, simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend, be proportionately reduced; and, conversely, if outstanding shares of stock shall be combined into a smaller number of shares thereof, the exercise price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased.

         10. Reservation of Shares. The Company covenants that it will at all times reserve and keep available, or retain the authority to issue, a sufficient number of shares of Common Stock to permit the exercise hereof in full.

         11. No Rights as Shareholder. Until Optionee timely exercises Optionee's rights to acquire the Shares hereunder, Optionee shall not be entitled to vote or receive dividends or be deemed to be a shareholder of the Company for any purpose, nor shall anything contained in this Option be construed to grant to Optionee any rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action, receive notice of meetings, receive dividends, subscription rights or otherwise.

         12. Assumption of Options by Successor Companies. In the event of a dissolution or liquidation of the Company, a merger in which the Company is not the surviving corporation, a transaction in which 100% of the then outstanding voting stock is sold or otherwise transferred, or the sale of substantially all of the assets of the Company, any or all outstanding Options shall, notwithstanding any contrary terms of this Grant, accelerate and become exercisable in full at least ten days prior to (and shall expire on) the consummation of such dissolution, liquidation, merger or sale of stock or sale of assets on such conditions as the Company shall determine unless the successor corporation assumes the outstanding Options or substitutes substantially equivalent options.

         13. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or the Company forthwith to the Company's Board of Directors, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Company's Board of Directors shall be final and binding on the Company and on the Optionee.

         14. Governing Law. This Agreement is made and shall be construed according to the laws of the United States and the laws of the State of Tennessee irrespective of conflicts or choice of law principles.

         15. Entire Agreement. This Grant, including Schedule A attached hereto, constitutes the entire agreement of the parties and supersedes all prior undertakings and agreements with respect to the subject matter hereof.

         16. Paragraph Number and Headings. Headings and section numbers have been inserted herein solely for convenience of reference and shall not be construed to affect the meanings, construction or effect of this Agreement.


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PART III (Continued)

IN WITNESS HEREOF, this Option has been duly executed for, and on behalf of the parties hereto in a manner binding upon them as of the Date of Grant written above.


                                       KYZEN CORPORATION


                                       By:  /s/ Kyle J. Doyel
                                            -----------------------------------
                                            Kyle Doyel, Chief Executive Officer


                                       10
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PART III (Continued)


                                   ACCEPTANCE

         Optionee hereby acknowledges receipt of a copy of this Stock Option Grant and Schedule A attached hereto, represents that Optionee has read and understands the terms and provisions thereof, and accepts this Option subject to all the terms and conditions of this Stock Option Grant. Optionee acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Shares and that Optionee should consult a tax advisor prior to such exercise or disposition.




OPTIONEE:                                     Date:
         ---------------------------------          -------------------------
                  Sign Name Here

         ---------------------------------
                 Print Name Here


                                       11
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PART III (Continued)

                                   SCHEDULE A

                   STOCK OPTION EXERCISE NOTICE AND AGREEMENT

To:      Kyzen Corporation
         430 Harding Industrial Drive
         Nashville, TN  37211

         Attention: Corporate Secretary

1. Exercise of Option. The undersigned ("Optionee") elects to exercise Optionee's option to purchase _______ shares of the Common Stock, par value $.01 per share (the "Shares"), of Kyzen Corporation (the "Company") (the "Option" or the "Grant").

2. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Grant, restates all representations of Optionee made in the Grant, and agrees to abide by and be bound by its terms and conditions.

3. Compliance with Securities Laws. Optionee understands and acknowledges that, notwithstanding any other provision of the Grant to the contrary, the exercise of any rights to purchase any Shares are expressly conditioned upon compliance with the Securities Act of 1933, as amended (the "1933 Act"), and all applicable state securities laws. Optionee agrees to cooperate with the Company to ensure compliance with such laws.

4. Federal Restrictions on Transfer. Optionee understands that the Shares must be held indefinitely unless they are registered under the 1933 Act or unless an exemption therefrom is available and that the certificate(s) representing the Shares may bear a legend to that effect. Except as provided in that certain Registration Rights Agreement dated as of November 23, 1999, Optionee understands that the Company is under no obligation to register the Shares and that an exemption may not be available or may not permit Optionee to transfer Shares in the amounts or at the times proposed by Optionee. Specifically, Optionee has been advised that Rule 144 promulgated under the 1933 Act, which permits certain resales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be paid for and then held for a minimum of one year before they may be resold under Rule 144.

5. Legend. Optionee understands and agrees that the Shares are subject to restrictions on transfer as set forth herein and that the certificate(s) representing the Shares will bear the following legend:

                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

6. Stop-Transfer Notices. Optionee understands and agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

7. Tax Consequences. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultant(s) Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.


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KYZEN CORPORATION
-------------------------------------------------------------------------------
PART III (Continued)

8. Delivery of Payment. Optionee herewith delivers to the Company the aggregate purchase price of the Shares that Optionee has elected to purchase and has made provisions for the payment of any federal or state withholding taxes required to be paid or withheld by the Company.

9. Entire Agreement. That certain Stock Option Grant, dated as of November 23, 1999 (the "Grant") is incorporated herein by reference. This Agreement and the Grant constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and is governed by Tennessee law irrespective of conflicts or choice of law principles.



                                            Accepted by:

                                            KYZEN CORPORATION

                                            By:
                                                -------------------------------

                                            Its:
                                                 ------------------------------


                                            Dated:
                                                   ----------------------------


                                            Submitted by:

                                            OPTIONEE:

                                            By:
                                                -------------------------------


                                            Address: 101 Fairchild Avenue
                                            Plainview, New York 11803-1788

                                            Dated:
                                                   ----------------------------


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